INVESCO COUNSELOR SERIES FUNDS, INC.
                           INVESCO GLOBAL GROWTH FUND

                                  Supplement to
                           Class A, B and C Prospectus
                             Dated December 1, 2000

The section of the Prospectus entitled "Portfolio Manager" is amended to (1) delete the section in its entirety and (2) substitute the following in its place:

     The following individual is primarily responsible for the day-to-day management of the Fund's portfolio holdings:

     DOUGLAS J. MCELDOWNEY, a vice president of INVESCO, is the portfolio manager of the Fund. Before joining INVESCO in 1999, Doug was with Bank of America Investment Management, Inc. and SunTrust Banks, Inc. He is a Chartered Financial Analyst and Certified Public Accountant. Doug holds an M.B.A. from the Crummer Graduate School at Rollins College and a B.B.A. in Finance from the University of Kentucky.

The date of this Supplement is January 29, 2001.